FINANCIAL SUPPLEMENT NYSE: CIM 3rd Quarter 2018

This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and DISCLAIMER projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Information is unaudited, estimated and subject to change.

PORTFOLIO COMPOSITION 76% of Chimera's equity capital is allocated to mortgage credit Net Investment Analysis(2) Residential Mortgage 17 Credit Portfolio (1) 16 Total Assets: 15.2 billion Residential Agency 15 Mortgage Credit Total Portfolio Portfolio Portfolio 14 13 Non-Recourse 12 (Securitization) Gross Asset Yield: 7.1% 3.4% 5.8% 11 $9.0 Agency Portfolio 10 Total Assets: 9.4 billion(1) s n 9 o i l (3) l i 8 Financing Cost : 4.3% 2.3% 3.6% B 7 6 Recourse (Repo) Recourse (Repo) 5 Net Interest $3.4 $7.7 Spread: 2.8% 1.1% 2.2% 4 3 2 Equity Net Interest $3.0 Margin: 3.3% 1.5% 2.7% 1 Equity $0.9 0 All data as of September 30, 2018 (1) Financing excludes unsettled trades. (2) Reflects third quarter 2018 average assets, yields, and spreads. (3) Includes the interest incurred on interest rate swaps. Information is unaudited, estimated and subject to change. 2

GAAP ASSET ALLOCATION(1) The increase in Agency MBS provides spread income and preserves portfolio liquidity September 30, 2018 June 30, 2018 10% 11% 52% 31% 38% 58% Non-Agency MBS Agency MBS Non-Agency MBS Agency MBS Loan Portfolio Loan Portfolio Total Portfolio: $24.6 billion Total Portfolio: $22.8 billion (1) Based on fair value. Information is unaudited, estimated and subject to change. 3

GAAP FINANCING SOURCES Total Leverage(1): 5.1:1 Recourse Leverage(1): 2.8:1 September 30, 2018 June 30, 2018 30% 38% 45% 51% 19% 17% Agency Repurchase Agreements, RMBS Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) Non-Recourse Debt, Securitized RMBS and Loans (2) Total Financing: $20.1 Billion Total Financing: $18.6 Billion (1) Leverage ratios as of September 30, 2018 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Information is unaudited, estimated and subject to change. 4

CONSOLIDATED LOAN SECURITIZATIONS

($ in thousands)

					September 30, 2018		
Vintage	Deal	Total Original Face	Total of Tranches Sold	Total of Tranches Retained	Total Remaining Face	Remaining Face of Tranches Sold	Remaining Face of Tranches Retained
2018	CIM 2018-R5[(1)]	$380,194	$266,136	$114,058	$371,348	$257,294	$114,054
2018	CIM 2018-R4	387,222	271,056	116,166	375,840	259,732	116,108
2018	CIM 2018-R3[(1)]	181,073	146,669	34,404	171,196	136,846	34,350
2018	CIM 2018-R2	380,292	266,204	114,088	351,490	237,005	114,485
2018	CIM 2018-R1	169,032	140,297	28,735	157,880	128,869	29,011
2017	CMLTI 2017-RP2	421,329	341,276	80,053	384,196	304,345	79,851
2017	CIM 2017-8[(1)]	1,148,050	688,829	459,221	1,031,171	572,060	459,111
2017	CIM 2017-7	512,446	341,062	171,384	454,454	284,775	169,679
2017	CIM 2017-6	782,725	626,179	156,546	676,017	519,055	156,962
2017	CIM 2017-5	377,034	75,407	301,627	329,845	28,475	301,370
2017	CIM 2017-4	830,510	710,003	120,507	595,893	483,785	112,108
2017	CIM 2017-3	2,434,640	2,113,267	321,373	1,896,992	1,578,874	318,118
2017	CIM 2017-2	331,440	248,580	82,860	274,375	191,496	82,879
2017	CIM 2017-1	526,267	368,387	157,880	421,107	264,745	156,362
2016	CIM 2016-FRE1	185,811	115,165	70,646	148,834	79,908	68,926
2016	CIM 2016-4[(1)]	601,733	493,420	108,313	449,313	342,018	107,295
2016	CIM 2016-3	1,746,084	1,478,933	267,151	1,224,651	966,587	258,064
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,233,946	972,280	261,666
2016	CIM 2016-1	1,499,341	1,266,898	232,443	1,038,892	817,845	221,047
2015	CIM 2015-4AG[(1)]	750,647	530,970	219,677	460,012	273,458	186,554
2012	CSMC 2012-CIM1	741,939	707,810	34,129	49,425	22,297	27,128
2012	CSMC 2012-CIM2	425,091	404,261	20,830	41,678	24,222	17,456
2012	CSMC 2012-CIM3	329,886	305,804	24,082	106,867	88,872	17,995
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	34,318	24,998	9,320
	TOTAL	**$17,524,673**	**$13,948,318**	**$3,576,355**	**$12,279,740**	**$8,859,841**	**$3,419,899**

All data as of September 30, 2018

(1) Contains collateral from Springleaf deals acquired in 2014.

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

CONSOLIDATED RMBS SECURITIZATIONS ▪ Re-securitized subordinate bonds have had slow prepayments considering the low interest rate environment ▪ Chimera expects the re-securitized subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future ($ in thousands) September 30, 2018 Remaining Total Original Total of Total of Total Remaining Face of Remaining Face Vintage Deal Face Tranches Tranches Face Tranches of Tranches Sold Retained Sold Retained 2010 CSMC 2010-1R $1,730,581 $691,630 $1,038,951 $442,292 $3,154 $439,138 2009 CSMC 2009-12R 1,730,698 915,566 815,132 426,104 78,703 347,401 2009 JPMRR 2009-7 1,522,474 856,935 665,539 382,081 84,812 297,269 2009 JMAC 2009-R2 281,863 192,500 89,363 65,151 15,872 49,279 TOTAL $5,265,616 $2,656,631 $2,608,985 $1,315,628 $182,541 $1,133,087 % of origination remaining 25% 7% 43% * Chimera collapsed CSMC 2014-4R during the second quarter and owns the underlying securities Information is unaudited, estimated and subject to change. 6

AGENCY SECURITIES AND REPO SUMMARY

Agency Securities – As of September 30, 2018

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$780,640	98.7	9.7
	4.00%	5,170,450	101.1	5.6
	4.50%	438,444	103.5	9.9
	5.0%	341,141	105.1	N/A[3]
Commercial	3.6%	2,532,460	97.8	—
Agency IO	0.8%	N/M[2]	4.2	3.7
Total		**$9,263,135**		

Agency Securities – As of June 30, 2018

Security Type	Coupon[1]	Current Face	Weighted Average Market Price	Weighted Average CPR
Agency Pass-through	3.50%	$805,356	99.7	8.8
	4.00%	3,270,033	102.1	6.0
	4.50%	452,341	104.4	5.6
	5.0%	—	—	—
Commercial	3.6%	2,300,891	98.8	0.1
Agency IO	0.7%	N/M[2]	3.4	5.5
Total		**$6,828,621**		

Repo Days to Maturity – As of September 30, 2018

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$3,245,322	2.22%	
30 to 59 days	3,730,841	2.25%	
60 to 89 days	717,324	2.34%	
90 to 360 days	—	—%	
Total	**$7,693,487**	**2.25%**	**31 Days**

Repo Days to Maturity – As of June 30, 2018

Maturity	Principal Balance	Weighted Average Rate	Weighted Average Days
Within 30 days	$3,510,195	2.05%	
30 to 59 days	1,544,638	2.14%	
60 to 89 days	505,494	2.19%	
90 to 360 days	9,090	2.74%	
Total	**$5,569,417**	**2.09%**	**24 Days**

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Notional Agency IO was $2.9 billion and $3.0 billion as of September 30, 2018 and June 30, 2018 respectively.
(3) New origination

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

INTEREST RATE SENSITIVITY Chimera added to its Agency and hedge portfolios during the quarter Description - 100 Basis - 50 Basis +50 Basis +100 Basis ($ in thousands) Points Points Unchanged Points Points Hedge Book Maturities Market Value $ 9,857,910 $ 9,650,351 $ 9,406,092 $ 9,133,202 $ 8,840,558 Agency Securities Percentage Change 4.8% 2.6% - (2.9)% (6.0)% 18% 18% Market Value (413,821) (202,279) - 193,387 378,260 Swaps Percentage Change (4.4)% (2.2)% - 2.1% 4.0% 13% Market Value (32,951) (16,262) - 15,868 31,328 Futures Percentage Change (0.4)% (0.2)% - 0.2% 0.3 % Net Gain/(Loss) $ 5,046 $ 25,718 - $ (63,635) $ (155,946) 51% Percentage Change (1) % % )% )% in Portfolio Value 0.1 0.3 - (0.7 (1.7 Near Term 0-3 Total Notional Balance - Derivative Instruments Short Term 3-5 September 30, 2018 June 30, 2018 Medium Term 5-10 Agency Interest Rate Swaps 6,432,650 5,087,400 Swaptions 53,000 53,000 Long Term 10-30 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates. Information is unaudited, estimated and subject to change. 8

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